UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2007
La Jolla Pharmaceutical Company

(Exact name of registrant as specified in its charter)

Delaware	0-24274	33-0361285

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6455 Nancy Ridge Drive, San Diego, California	92121

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 452-6600
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On March 20, 2007, La Jolla Pharmaceutical Company (the “Company”) issued a press release announcing updated interim antibody data for its ongoing double-blind, placebo-controlled randomized Phase 3 trial of Riquent® (abetimus sodium), the Company’s drug candidate for systemic lupus erythematosus. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following exhibit is filed with this report on Form 8-K:

Exhibit
Number	Description of Exhibit

99.1	Press Release, dated March 20, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Jolla Pharmaceutical Company
Date: March 20, 2007	By:	/s/ Gail A. Sloan
Gail A. Sloan
Vice President of Finance and Secretary

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press Release, dated March 20, 2007